                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: February 3, 1999
               Date of Earliest Event Reported: February 1, 1999

                                PRIMESTAR, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

       000-23883                                         84-1441684
(Commission File Number)                    (I.R.S. Employer Identification No.)


                         8085 South Chester, Suite 300
                           Englewood, Colorado 80112
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (303) 712-4600
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Item 5.  OTHER EVENTS.
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     On February 1, 1999, the Registrant commenced a tender offer and a solicitation of consents from certain holders of its 12-1/4% Senior Subordinated Discount Notes due 2007 and its 10-7/8% Senior Subordinated Notes due 2007 (together, the "Notes") to certain proposed amendments to the indentures governing the Notes (the "Indentures"). The purpose of the tender offer and consent solicitation is to facilitate the fulfillment of one or more closing conditions to the Asset Purchase Agreement, dated as of January 22, 1999 (the "Asset Purchase Agreement"), among the Registrant, PRIMESTAR Partners, L.P., a Delaware limited partnership and wholly owned subsidiary of the Registrant, PRIMESTAR MDU, Inc., a wholly owned subsidiary of the Registrant, certain stockholders of the Registrant and Hughes Electronics Corporation, as set forth in the Offer to Purchase and Solicitation of Consents, dated February 1, 1999 (the "Offer to Purchase"), sent by the Registrant to the holders of the Notes. This Current Report on Form 8-K is qualified in its entirety by (i) the text of the Offer to Purchase and related materials relating to the tender offer and the consent solicitation sent by the Registrant to the holders of the Notes; (ii) the Indentures (as amended to date); (iii) a Form 8-K, dated February 1, 1999, filed with the Commission by the Registrant, concerning, among other things, the Asset Purchase Agreement; and (iv) a press release, dated January 22, 1999, issued by the Registrant. These items are filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.

4.1 Indenture between TCI Satellite Entertainment, Inc., as issuer ("TSAT"), and The Bank of New York, as trustee (the "Trustee"), dated as of February 20, 1997, governing the 12-1/4% Senior Subordinated Discount Notes (the "Original Discount Indenture")/1/

4.2 Amendment and Supplement to the Original Discount Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Discount Indenture/2/

4.3 Indenture between TSAT and the Trustee, dated as of February 20, 1997, governing the 10-7/8% Senior Subordinated Notes (the "Original Coupon Indenture")/3/

---------------------------
     /1/ Incorporated herein by reference from TSAT's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (Commission File No. 0-21317).

     /2/ Incorporated herein by reference from TSAT's Registration Statement on Form S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.


     /3/ Incorporated herein by reference from TSAT's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (Commission File No. 0-21317).

                                       1
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4.4   Amendment and Supplement to the Original Indenture, dated as of April 1,
      1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Coupon Indenture/4/

99.1  Registrant's Form 8-K, dated February 1, 1999/5/

99.2  Press Release, dated January 22, 1999

99.3 Offer to Purchase (and related materials relating to the tender offer and consent solicitation) sent by the Registrant to the holders of the Notes

-------------------------------

      /4/ Incorporated herein by reference from TSAT's Registration Statement on Form S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.

      /5/ Incorporated herein by reference to the Registrant's Current Report on Form 8-K, dated February 1, 1999, as filed with the Commission.

                                       2
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 1999
                                    PRIMESTAR, INC.


                                    By:/s/ Kenneth G. Carroll
                                       ----------------------
                                       Kenneth G. Carroll
                                       Senior Vice President and
                                       Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------


4.1 Indenture between TCI Satellite Entertainment, Inc., as issuer ("TSAT"), and The Bank of New York, as trustee (the "Trustee"), dated as of February 20, 1997, governing the 12-1/4% Senior Subordinated Discount Notes (the "Original Discount Indenture")/1/

4.2 Amendment and Supplement to the Original Discount Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Discount Indenture/2/

4.3 Indenture between TSAT and the Trustee, dated as of February 20, 1997, governing the 10-7/8% Senior Subordinated Notes (the "Original Coupon Indenture")/3/

4.4 Amendment and Supplement to the Original Indenture, dated as of April 1, 1998, pursuant to which the Registrant assumed TSAT's obligations under the Original Coupon Indenture/4/

99.1  Registrant's Form 8-K, dated February 1, 1999/5/

99.2  Press Release, dated January 22, 1999

99.3 Offer to Purchase (and related materials relating to the tender offer and consent solicitation) sent by the Registrant to the holders of the Notes

--------------------------------
      /1/ Incorporated herein by reference from TSAT's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (Commission File No. 0-21317).

      /2/ Incorporated herein by reference from TSAT's Registration Statement on Form S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.

      /3/ Incorporated herein by reference from TSAT's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (Commission File No. 0-21317).

      /4/ Incorporated herein by reference from TSAT's Registration Statement on Form S-4/A (Registration Number 333-25001), filed with the Commission on February 13, 1998, as declared effective by the Commission on February 17, 1998. Only the form of such Amendment and Supplemental Indenture was filed.

      /5/ Incorporated herein by reference to the Registrant's Current Report on Form 8-K, dated February 1, 1999, as filed with the Commission.